UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2021
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston,	Texas	W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On July 16, 2021, LyondellBasell Industries N.V. (the “Company”) appointed Chukwuemeka A. Oyolu as the Company’s Senior Vice President, Chief Accounting Officer and Investor Relations, effective as of August 4, 2021. Mr. Oyolu will also serve as the principal accounting officer for the purposes of the Company’s filings with Securities and Exchange Commission. Mr. Oyolu will have global responsibility for corporate accounting, financial reporting, internal controls and investor relations.

Mr. Oyolu, age 52, most recently served as vice president and controller for Phillips 66, a diversified energy manufacturing and logistics company since 2014, and has served with Phillips 66 in a variety of capacities since 1994. Mr. Oyolu earned a Bachelor of Science degree in accounting from the University of Lagos in 1990 and qualified as a chartered accountant in 1992. He is a fellow of the Institute of Chartered Accountants of Nigeria and an associate of the Chartered Institute of Taxation of Nigeria. He also earned an MBA from Rice University in Houston in 2005.

Mr. Oyolu’s base salary is $500,000 and he will participate in the Company’s long-term incentive plan with a target grant of 210% of base salary (including a pro-rated award for 2021). He will be eligible to participate in the Company’s compensation and benefit plans and programs, including the Company’s short term incentive plan. In connection with joining the Company, Mr. Oyolu will also receive $266,000 as a one-time cash bonus, subject to certain repayment provisions, and a restricted stock unit award and a stock option award valued at $1,673,400 and $1,115,600, respectively, that will each vest in equal installments over three years.

There are no arrangements or understandings between Mr. Oyolu and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Oyolu and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	July 20, 2021	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President and Chief Legal Officer